Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-46953) pertaining to the Lynch Corporation 401 (k) Savings Plan of our report dated March 26, 1999 with respect to the consolidated financial statements and schedules of Lynch Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1998 filed with the Securities and Exchange Commission.


                                                         /s/ ERNST & YOUNG LLP

Stamford, Connecticut
March 26, 1999

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






To the Partners
Coronet Communications Company
Bronxville, New York

We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registration No. 33-46953) of our report, dated January 24, 1997, except for Note 4, which is as of January 31, 1997, on the financial statements of Coronet Communications Company which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1998.

McGLADREY & PULLEN, LLP



New York, New York
March 26, 1999

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





To the Board of Directors
Capital Communications Company, Inc.
Bronxville, New York

We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registration No. 33-46953) of our report, dated January 29, 1997, on the financial statements of Capital Communications
Company, Inc. which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1998.


McGLADREY & PULLEN, LLP



New York, New York
March 26, 1999

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-46953 of Lynch Corporation on Form S-8 of our report dated February 21, 1997 relating to the financial statements of Central Products Company (not presented separately herein), appearing in this Annual Report on Form 10-K of Lynch Corporation for the year ended December 31, 1998.



DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin
March 26, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS



March 26, 1999

To the Board of Directors
Dunkirk & Fredonia Telephone Company
Fredonia, New York 14063

We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registration No. 33-46953) of our report, dated January 31, 1997 on the financial statements of Dunkirk & Fredonia Telephone Company which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1998.

JOHNSON, MACKOWIAK, MOORE & MYOTT, LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Managers
CLR Video, L.L.C.
Wetmore, Kansas


         We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registration No. 33-46953) or our report, dated January 27, 1997, on the financial statements of CLR Video, L.L.C. which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1998.





Frederick & Warinner, L.L.C.


Lenexa, Kansas
March 26, 1999